UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2006
ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-10272 (Commission File Number)	90-0042860 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
Letter from KPMG LLP
Consent of KPMG LLP

ITEM 8.01 OTHER EVENTS
     Archstone-Smith Operating Trust, a Maryland real estate investment trust, herewith files the letter of KPMG LLP and the consent of KPMG LLP attached hereto as Exhibit 15.1 and Exhibit 23.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Exhibits.
          Exhibit 15.1 Letter from KPMG LLP
          Exhibit 23.1 Consent of KPMG LLP

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
	By:	/s/ Thomas S. Reif
Dated: July 10, 2006		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

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Exhibit Index

Exhibit No.	Description
15.1	Letter from KPMG LLP

23.1	Consent of KPMG LLP